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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): January 3, 2000


                                ANTs Software.com
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               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


        0-16299                                          13-3054685
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(Commission File Number)                       (IRS Employer Identification No.)


500 Airport Boulevard, Suite 100, Burlingame, CA              94010
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (650) 579-6625


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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                                EXPLANATORY NOTE

      This amendment on Form 8-K/A is being filed to amend Item 4 as originally filed in this Current Report and to include a new exhibit referencing the amendment being made to Item 4. Item 5 and 6 have not been amended.


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Item 4. Changes in Registrant's Certifying Accountant.

      (a)   Previous independent accountants.

            (i) On January 3, 2000, Jaak Olesk, CPA informed the Registrant's former Chairman that he resigned as the independent accountant of the Registrant.

            (ii) The report of Jaak Olesk, CPA on the financial statements as of and for the year ending April 30, 1999 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the auditor's report dated July 2, 1999, for the year ended April 30, 1999, included an explanatory paragraph expressing substantial doubt about the Registrant's ability to continue as a going concern.

            (iii) Neither in connection with its audits for the two most recent fiscal years ending April 30, 1999 nor with respect to the unaudited period through January 3, 2000, were there disagreements with Jaak Olesk, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Jaak Olesk, CPA would have caused him to make reference thereto in his report on the financial statements for such years; provided, however, that Jaak Olesk, CPA indicated his objection to the filing by the Registrant of registration statements on Form 10-SB and S-8 without obtaining his prior written consent, as required. The referenced registration statement on Form S-8 was withdrawn by the Registrant. Jaak Olesk, CPA has agreed to cooperate with the Registrant in filing appropriate amendments to the Registrant's registration statement on Form 10-SB and a new registration statement on Form S-8 to correct such deficiencies.

            (iv) During the two most recent fiscal years and through January 3, 2000, there have been no reportable events of the type described in Regulation S-B Item 304(a)(1)(iv)(B).

            (v) Jaak Olesk, CPA's resignation was not recommended by the Audit Committee or Board of Directors of the Registrant.

            (vi) The Registrant has requested that Jaak Olesk, CPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 28, 2000 is filed as Exhibit 16 to this Form 8-K/A.

      (b)   New independent accountants.

            (i) The Registrant engaged Farber & Hass LLP as its new independent accountants as of January 19, 2000. During the two most recent fiscal years and through January 19, 2000, the Registrant has not consulted with Farber & Hass LLP regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements and either written or oral advice was provided to the Registrant by Farber & Hass LLP that the Registrant considered was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event of the type described in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.


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Item 7. Exhibits

      Exhibit 16.1 - Letter of Jaak Olesk, CPA


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 31, 2000                     By: /s/ Frederick D. Pettit
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                                              Frederick D. Pettit
                                              President, Chief Executive Officer
                                              and Chief Financial Officer



Dated: March 31, 2000                     By: /s/ John L. Crary
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                                              John L. Crary
                                              Secretary